UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of Registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMIANNUAL

REPORT

June 30, 2019

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.heartlandadvisors.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-432-7856 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.heartlandadvisors.com.

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

“No one cares about value.”

—Milwaukee-based,

40-year veteran wealth manager

Dear Fellow Shareholders,

The momentum that drove markets higher to start the year lost steam due to a combination of trade wars, escalating tensions in the Middle East, and domestic political gamesmanship. While the markets alternated between defensive and offensive leadership, the underlying focus was on mitigating perceived risks.

The mindset led investors to favor large companies over small, low volatility over high, and buyers sought safe havens with predictable revenue. Valuations remained an afterthought, as the S&P 500 finished the quarter trading at price/ earnings multiple of over 20x.

A spike in volatility also reflected the skittish tone during the period. The performance swings of the broad indices provided opportunities for active managers to exploit pricing inefficiencies that resulted from emotional responses driven by a short-term outlook.

Growth at What Cost?

A glance at the valuations of some recent IPOs in the chart to the right confirms why our wealth manager friend declared value just doesn’t matter in today’s markets. But as long-term investors, that outlook strikes us as foolhardy.

By chasing dubious growth projections from the latest and greatest story stock, investors are setting the stage for potential pain if promised revenues fail to materialize to support sky-high multiples.

Not Earning Their Keep?

			Market Cap	2019E
Company	Price/Sales		(in Billions)	Price/Earnings
Beyond Meat (BYND)	113.2	x	$10.2	Loss
Chewy (CHWY)	3.9		13.7	Loss
LYFT (LYFT)	7.3		18.5	Loss
Pinterest (PINS)	20.1		15.2	Loss
Slack Technologies (WORK)	16.0		7.2	Loss
Tesla (TSLA)	1.7		39.5	Loss
Uber (UBER)	67.0		76.1	3,425.0x
	Total		$180.4

Source: FactSet Research Systems Inc. and Heartland Advisors, Inc., as of 6/21/2019 Economic predictions are based on estimates and are subject to change.

Past performance does not guarantee future results.

Opportunities Persist

For investors willing to look beyond daily headlines or the latest earnings releases, however, uncertainty during the first half of the year has created opportunities. During this period, we’ve sought to maintain a balanced approach rooted in valuations while also taking a clear view of the risk/reward profile of each business. As such, we aren’t making market calls, and are instead focused, as always, on capitalizing on the opportunities presented.

Our efforts have resulted in each of our strategies trading at a discount on a price/earnings basis ranging from 13% to 33% compared to the S&P 500. These valuations, we believe, provide a margin of safety for investors in what is an expensive market. Additionally, each of the four portfolios has a lower debt-to-capital ratio than its respective benchmark.

Looking forward, we believe it’s important to avoid jumping into positions that have only recently come under pressure, even if their valuations have improved. In our view, the prudent course is to get past a fear of missing out on upside potential and stay focused on company-specific factors.

We thank you for your continued trust and confidence.

Founder and Portfolio Manager

1

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

U.S. equities posted healthy gains during the first half of the year, thanks to a strong showing during the first three months of the period. However, growing concerns about the pace of economic expansion limited upside through much of late spring. The Heartland Select Value Fund Investor Class posted double-digit gains but lagged the Russell 3000® Value Index, returning 14.20% versus 16.05%.

The Fund’s Health Care holdings kept pace with those in the benchmark, and the group contained a top contributor, DENTSPLY SIRONA, Inc. (XRAY), a manufacturer of health care technology and supplies with an emphasis on dental products.

We initiated a position in Dentsply in mid-2018 after the company saw its sales growth soften and margins erode due to a lack of management focus. A new CEO was brought in at the time, and we believed fresh management could instill a renewed sense of urgency to the business.

As the company continues to make progress on reducing costs and streamlining its business units, we expect margins to increase and the stock to trade more in line with medical device peers.

The Financials sector continued to grind higher as the lending environment remained favorable and credit spreads were stable. The portfolio’s holdings in the space lagged, yet we remain patient with many of our long-time holdings.

The Bank of New York Mellon Corporation (BK), one of the big three custody-bank pure-plays in the U.S., was off as revenue came under pressure from tighter net interest margins and a slowdown in capital markets business. We view the setback from the perspective of our seven-year investment in the company.

During the time we’ve owned Bank of New York, its margins have increased by almost one-third to 34%. Sales have increased by roughly $1.5 billion during the same period. Management was able to keep costs in check by reducing large-ticket expenses such as maintaining the company’s sizeable real estate footprint. We believe recent investments in technology, which have led to a bump up in costs, will pay for themselves by driving even greater efficiency and margins will rebound in the periods ahead.

With shares trading at a 10% discount to the sector vs. its historical average of a 10% premium, we believe Bank of New York remains an attractive long-term opportunity.

Consumer stocks faced headwinds late in the period as the economic outlook became more clouded. Our holdings in the space kept pace with those in the benchmark including a top contributor, Wal-Mart Stores, Inc. (WMT). The business remains an exception to the shaky retail industry. The company posted its largest jump in same-store sales in nine years and has now posted 19 consecutive quarters of growth in comparables.

Walmart’s ability to grow same-store sales and its ongoing focus on inventory management has been impressive and has allowed the company to rollout a competitive online offering. While valuations have increased from the meaningfully discounted levels of late 2015—when we first took a stake in the company—we believe there remains room for further upside.

Softening economic data and uncertainty about when or how ongoing trade disagreements will be resolved highlight the need for a patient, disciplined investment approach. We believe it’s important to avoid jumping into positions that have only recently come under pressure, even if their valuations have improved. Buying a name too early carries a substantial downside risk. In our view, the prudent course is to get past a fear of missing out on upside potential and stay focused on company-specific factors.

CFA® is a registered trademark owned by the CFA Institute.

2

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of June 30, 2019	Inception Date	Since Inception	Twenty Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year	Year To Date*
Investor Class (HRSVX)	10/11/96	10.11%	9.63%	8.84%	12.21%	6.69%	11.77%	5.93%	14.20%
Institutional Class (HNSVX)	5/1/08	10.27	9.81	9.07	12.52	6.96	12.03	6.18	14.35
Russell 3000® Value Index	–	8.67	6.48	7.80	13.14	7.31	10.19	7.34	16.05

Index Source: FactSet Research Systems, Inc. and Russell®.

*Not Annualized

In the prospectus dated 5/1/19, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.20% and 0.98%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/11/96 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., Standard & Poor’s, and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in companies with market capitalizations greater than $500 million. The Fund’s flexible pursuit of value positions it as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Fund invests in small- and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	51
Net assets	$216.5 mil.
NAV (Investor Class)	$25.90
NAV (Institutional Class)	$25.82
Median market cap	$11.1 bil.
Weighted average market cap	$81.0 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Berkshire Hathaway, Inc. (Class B)	5.41%
Wells Fargo & Co.	4.04
Pfizer, Inc.	3.80
Quest Diagnostics, Inc.	3.52
Flowserve Corp.	3.28
Exelon Corp.	3.10
Oracle Corp.	2.89
DENTSPLY SIRONA, Inc.	2.56
Kirby Corp.	2.55
PNC Financial Services Group, Inc.	2.53

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/19.

3

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

After starting the year with a sprint higher, U.S. equity markets reached the midpoint of the year winded as investors grew increasingly concerned about the direction of the economy. The strong beginning was enough to propel the major indices to double-digit gains during the period. The Heartland Mid Cap Value Fund Investor Class was up sharply during the first six months of 2019 but lagged the Russell Midcap® Value Index for the year, returning 16.62% versus 18.02%.

The tone for Consumer Staples has been weak for much of the first half. However, we have found opportunities in companies with strong balance sheets and those that have already weathered a downturn. Sanderson Farms, Inc. (SAFM), the third-largest producer of fresh chicken in the U.S., is a prime example of this approach.

A few years ago, Sanderson was riding high, as chicken prices in mid-2017 were nearly double the five-year average. As profits gapped higher, many producers added capacity to keep up with demand. However, the resulting surge in supply put pressure on pricing, and shares of Sanderson and its peers weakened.

In response to soft pricing, Sanderson has focused on growing its business as a producer and wholesaler and improving its already impressive efficiency level. The company’s rock-solid balance sheet and expertise as a low-cost producer gives it a competitive advantage, in our view. As chicken prices have rebounded, investors have taken note of the company’s attractive return on equity over time and shares should rise.

The Fund’s Information Technology names were up for the period but lagged on a relative basis. Much of the weakness came from software holdings, including Teradata Corp. (TDC), a database management company and the market leader for complex data analytics.

Teradata is in the process of transitioning from a legacy model focused on hardware and perpetual license sales to a more flexible approach that emphasizes software and subscription services. This move should result in more predictable revenue streams. While management has made impressive strides in evolving its business model, investors were spooked this quarter when the company reported that its legacy business was shrinking faster than analysts had initially anticipated.

We took the resulting weakness in shares as a buying opportunity. We anticipate that as the company continues to make progress in transitioning its go-to-market strategy, free cash flow generation could more than double to a range of $4-$5 per share in fiscal year 2021, translating to a free cash flow/ enterprise value yield of 11%-14%.

Health care equipment holdings helped boost results in the broader sector, and the group contained a key contributor, DENTSPLY SIRONA, Inc. (XRAY), a manufacturer of health care technology and supplies with an emphasis on dental products.

We initiated a position in Dentsply in the first quarter of this year after the company’s sales growth softened and margins eroded due to a lack of management focus. A new CEO was brought in at the time, and we believed fresh management could instill a renewed sense of urgency to the business. Since then, the company has undertaken cost-cutting initiatives and established plans to divest lower-margin units. Management expects these changes will result in up to $225 million in annual savings by 2021.

As the company continues to make progress on reducing costs and streamlining its business units, we expect margins to increase and the stock to trade more in line with medical device peers.

The Fund’s Financials names were up on an absolute basis but trailed those in the benchmark. Much of the shortfall came from stock selection among capital markets businesses.

Softening economic data and uncertainty about when or how ongoing trade disagreements will be resolved highlight the need for a patient, disciplined investment approach. As such, we aren’t making market calls, but instead are focusing on capitalizing on the opportunities presented. We believe it’s important to avoid jumping into positions that have only recently come under pressure, even if their valuations have improved. In our view, the prudent course is to get past a fear of missing out on upside potential and stay focused on company-specific factors.

CFA® is a registered trademark owned by the CFA Institute.

4

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of June 30, 2019	Inception Date	Since Inception	Three Years	One Year	Year To Date*
Investor Class (HRMDX)	10/31/14	7.49%	10.96%	4.95%	16.62%
Institutional Class (HNMDX)	10/31/14	7.76	11.24	5.19	16.70
Russell Midcap® Value Index	–	7.06	8.95	3.68	18.02

Index Source: FactSet Research Systems, Inc., and Russell®.

*Not Annualized

In the prospectus dated 5/1/19, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class and 0.99% for the Institutional Class, through at least May 1, 2020, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 2.37% and 2.28% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/31/14 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation. It invests in mid-size, dividend paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	46
Net assets	$13.1 mil.
NAV (Investor Class)	$11.65
NAV (Institutional Class)	$11.67
Median market cap	$8.1 bil.
Weighted average market cap	$11.9 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Quest Diagnostics, Inc.	4.39%
Popular, Inc.	4.08
ManpowerGroup, Inc.	4.07
Exelon Corp.	3.92
FirstEnergy Corp.	3.77
Franklin Resources, Inc.	3.26
First Horizon National Corp.	3.17
Thor Industries, Inc.	3.01
Reinsurance Group of America, Inc.	2.98
Avnet, Inc.	2.92

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/19.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The optimism that started the year gave way to uncertainty as investors tried to make sense of a combination of trade wars, escalating tensions in the Middle East, and domestic political gamesmanship. The initial euphoria led to positive market returns for the first half of the year but by late spring, the overall tone tilted toward mitigating perceived risks. The Heartland Value Plus Fund Investor Class outpaced the Russell 2000® Value Index, returning 18.10% versus 13.47%.

Stock selection in Industrials was a key source of strength, with three holdings among the top five contributors for the first half of the year. One such name was Harsco Corp. (HSC). The company has historically provided industrial services and engineered products for multiple industries including energy, steel, and railways.

Shares of Harsco jumped after it reported better-than-expected earnings and management announced it was divesting its low-margin, highly cyclical, industrial services business and acquiring a high-margin, more defensive, environmental solutions company.

We expect momentum in Harsco’s end markets will continue in the near-term and should translate to continued earnings growth. We are pleased with management’s moves to refocus the business on environmental solutions and believe the company should be able to generate more than $500 million in EBITDA by 2021. Based on our sum-of-the-parts analysis, we believe shares are trading at more than 35% discount to intrinsic value.

Consumer Staples was another source of strength, despite a challenging sales environment for many businesses in the space. We believe in this context it is better to focus on businesses able to increase margins—as opposed to those seeking to grow sales regardless of cost. Portfolio holding Hain Celestial Group, Inc. (HAIN), a packaged food company focused on organic and natural products, is one such example.

Shares of Hain Celestial were up sharply as management, led by new CEO Mark Schiller, continued to make progress on its strategy of selling non-core business lines and eliminating low-margin product offerings. The company recently began selling off its volatile protein business. In addition to boosting overall margins for the company, the proceeds should help fortify its balance sheet.

The Fund’s Consumer Discretionary holdings were another bright spot, but the group contained a moderate detractor, Wolverine World Wide, Inc. (WWW).

Wolverine, a maker of premium casual footwear, delivered solid quarterly results during the quarter, but shares sold off as a result of skepticism regarding the company’s sales guidance. Additionally, the company strategically increased inventories in anticipation of higher costs due to potential tariff increases. Investors misconstrued the inventory build as a negative instead of seeing the move as a strategic approach to controlling costs.

The company has seen sales momentum for its top three brands—Sperry, Merrell, and Saucony—that should bode well for the second half of the year. As sales inflect higher, inventories should return to normal levels.

The economy is still expanding, and, barring unforeseen shocks, we believe it will continue to do so during the second half of the year. At the same time, gridlock in Washington D.C., and ongoing trade tensions have taken a toll on the rate of growth. As such, we are inclined to take any sharp moves higher in the portfolio’s cyclical holdings as an opportunity to harvest gains.

We remain focused on businesses that are actively seeking to reduce costs and improve margins through internally focused efforts.

CFA® is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of June 30, 2019	Inception Date	Since Inception	Twenty-Five Years	Twenty Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year	Year To Date*
Investor Class (HRVIX)	10/26/93	9.76%	9.97%	8.55%	7.19%	9.80%	1.73%	12.24%	-4.50%	18.10%
Institutional Class (HNVIX)	5/1/08	9.88	10.09	8.70	7.39	10.07	1.94	12.50	-4.28	18.23
Russell 2000® Value Index	–	9.56	9.88	8.64	7.28	12.40	5.39	9.81	-6.24	13.47

Index Source: FactSet Research Systems, Inc., and Russell®.

*Not Annualized

In the prospectus dated 5/1/19, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.18% and 0.95%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/26/93 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	43
Net assets	$341.5 mil.
NAV (Investor Class)	$33.74
NAV (Institutional Class)	$33.59
Median market cap	$1.7 bil.
Weighted average market cap	$2.2 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Powell Industries, Inc.	4.67%
Dril-Quip, Inc.	3.86
The Hanover Insurance Group, Inc.	3.76
Harsco Corp.	3.61
Kratos Defense & Security Solutions, Inc.	3.35
Park Electrochemical Corp.	3.30
Encore Wire Corp.	3.26
Portland General Electric Co.	3.17
American Vanguard Corp.	3.07
Schnitzer Steel Industries, Inc. (Class A)	3.06

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/19.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

“No one cares about value.”

—Milwaukee-based, 40-year veteran wealth manager

Value is dead! That isn’t our conclusion but is the message appearing almost daily in the financial press. Despite the dire assessments on the state of value and active investing, the Heartland Value Fund Investor Class outperformed the Russell 2000® Value Index during the first half of the year, returning 13.77% versus 13.47%.

But back to the value-agnostic. So, if old-fashioned concepts like earnings or cash flows are dead, what is alive and thriving? SALES GROWTH.

In fact, being profitless seems to be an advantage in the land of unicorn growth stocks.

Whether it’s money-losers like Beyond Meat Inc. (BYND) or Chewy Inc. (CHWY), the sky is the limit when it comes to investor interest in projected sales growth. Consider the following table, which highlights market value, the price/sales ratio and earnings of recent IPOs and market darlings. As you can see, the market is paying $180 billion for net losses. For perspective, the average price/sales ratio in the Value Fund is just 1X and price/earnings is 11.9X.*

Fortunately, there are still a few savvy buyers of attractively priced businesses and many of them are running the companies held in the Value Fund.

During the first half of the year, more than 60% of the Fund’s holdings have seen meaningful buying by insiders. Add in companies with share buybacks, and the folks who run the businesses, and should know best their businesses’ intrinsic worth, are pointing to a bright future for your portfolio.

Longtime holding Radian Group, Inc. (RDN), a private mortgage insurer, is up sharply this year and has helped the portfolio beat its benchmark through the first half of 2019. A solid housing market and improved credit underwriting since the financial crisis has provided a solid foundation of strong operating performance.

Not Earning Their Keep?

			Market Cap	2019E
Company	Price/Sales		(in Billions)	Price/Earnings
Beyond Meat (BYND)	113.2	x	$10.2	Loss
Chewy (CHWY)	3.9		13.7	Loss
LYFT (LYFT)	7.3		18.5	Loss
Pinterest (PINS)	20.1		15.2	Loss
Slack Technologies (WORK)	16.0		7.2	Loss
Tesla (TSLA)	1.7		39.5	Loss
Uber (UBER)	67.0		76.1	3,425.0x
	Total		$180.4

Source: FactSet Research Systems Inc., as of 6/21/2019 Economic predictions are based on estimates and are subject to change. Past performance does not guarantee future results.

Management’s history of insider buying over the past few years, an aggressive share repurchase program, and the company’s strengthened balance sheet all bolster our confidence in Radian. Shares continue to trade at just 1.3x book value and only 8.0X earnings (a 12% earnings yield), despite our view that earnings and book value should grow at a high single-digit pace.

As investors continue to scramble for income in a low-rate environment, some traditional high-yield areas like Utilities have become increasingly expensive. The challenge for value investors is to find differentiated business where the market is overlooking or misunderstanding a compelling opportunity.

Vistra Energy Corp. (VST) is a prime example of what our bottom-up research approach has unearthed. This independent power producer provides retail electricity and wholesale power generation to the unregulated utility markets.

The combination of retail and wholesale business, along with its use of hedging to mitigate volatility in gas and electricity exposure, should provide Vistra with excellent visibility in producing robust free cash flow.

We’ve been impressed with leadership’s ability to pay down debt and its shareholder-friendly actions including initiating a dividend this year and buying back $1.1 billion—or approximately 8%—of shares outstanding. We are further encouraged by significant recent insider buying.

Calix, Inc. (CALX), a communications equipment and services provider that also offers cloud-based data analytics capabilities, is another holding where management’s enthusiasm seems to mirror ours. We took a stake in the company earlier this year after shares came under pressure due to an isolated loss of a customer and some temporary issues tied to a shift in suppliers.

We take a longer view of company prospects and see a compelling opportunity. Calix is in the process of fundamentally transforming its business model. Early results have been promising and the company has seen steady high single-digit growth in bookings.

We understand what prompted our wealth manager friend to declare value just doesn’t matter in today’s markets, but that outlook strikes us as foolhardy.

By chasing dubious growth projections from the latest and greatest story stock, investors are setting the stage for potential pain if promised revenues fail to materialize.

We’ve taken what we believe is a more prudent approach—buy well-run companies with strong balance sheets that are trading at discounts on both an absolute and relative basis. In many cases, our research and valuation process has led us to names where company management is investing alongside us.

*      Average is calculated as weighted harmonic average.

8

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of June 30, 2019	Inception Date	Since Inception	Twenty-Five Years	Twenty Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year	Year To Date*
Investor Class (HRTVX)	12/28/84	11.30%	9.53%	8.48%	5.38%	9.36%	1.13%	8.65%	-4.68%	13.77%
Institutional Class (HNTVX)	5/1/08	11.37	9.62	8.60	5.54	9.55	1.30	8.84	-4.51	13.90
Russell 2000® Value Index	–	10.83	9.88	8.64	7.28	12.40	5.39	9.81	-6.24	13.47

Index Source: FactSet Research Systems, Inc., and Russell®.

*Not Annualized

In the prospectus dated 5/1/19, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.07% and 0.90%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	101
Net assets	$669.0 mil.
NAV (Investor Class)	$38.34
NAV (Institutional Class)	$39.18
Median market cap	$516 mil.
Weighted average market cap	$2.0 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Kennedy-Wilson Holdings, Inc.	3.07%
MGIC Investment Corp.	2.94
Radian Group Inc.	2.90
Vistra Energy Corp.	2.71
Centerra Gold, Inc.	2.42
Pretium Resources, Inc.	2.24
TriCo Bancshares.	2.13
Barrett Business Services, Inc.	2.04
UMB Financial Corp.	1.97
Capital City Bank Group, Inc.	1.86

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/19.

9

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2019. These sectors represent groupings of industry classifications.

	SELECT	MID CAP	VALUE	VALUE
	VALUE FUND	VALUE FUND	PLUS FUND	FUND
Communication Services	2.9%	1.5%	2.0%	4.3%
Consumer Discretionary	5.9	7.5	8.6	12.2
Consumer Staples	6.5	4.4	4.2	3.3
Energy	8.6	6.4	7.3	6.2
Financials	22.0	22.2	20.9	23.6
Health Care	15.8	8.6	5.3	8.5
Industrials	11.8	17.1	20.8	15.8
Information Technology	9.0	8.3	7.4	6.5
Materials	4.0	5.7	10.9	8.5
Real Estate	2.5	4.7	6.8	5.8
Utilities	8.0	10.0	4.2	4.3
Short-Term Investments	3.0	3.6	1.6	1.0
Total	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

10

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.4%)
Air Freight & Logistics (1.1%)
FedEx Corp.	14,000	$2,298,660

Automobiles (1.2%)
Thor Industries, Inc.	45,000	2,630,250

Banks (10.4%)
BB&T Corp.	100,000	4,913,000
PNC Financial Services Group, Inc.	40,000	5,491,200
Stock Yards Bancorp, Inc.	95,000	3,434,250
Wells Fargo & Co.	185,000	8,754,200
		22,592,650

Capital Markets (4.2%)
Charles Schwab Corp.	100,000	4,019,000
Franklin Resources, Inc.	70,000	2,436,000
The Bank of New York Mellon Corp.	60,000	2,649,000
		9,104,000

Chemicals (1.7%)
American Vanguard Corp.	100,000	1,541,000
Nutrien, Ltd.	40,000	2,138,400
		3,679,400

Communications Equipment (3.6%)
ADTRAN, Inc.	230,000	3,507,500
Cisco Systems, Inc.	80,000	4,378,400
		7,885,900

Diversified Financial Services (5.4%)
Berkshire Hathaway, Inc. (Class B)(a)	55,000	11,724,350

Electric Utilities (7.0%)
Entergy Corp.	40,000	4,117,200
Exelon Corp.	140,000	6,711,600
FirstEnergy Corp.	100,000	4,281,000
		15,109,800

Electronic Equipment, Instruments & Components (2.5%)
Avnet, Inc.	120,000	5,432,400

Energy Equipment & Services (2.6%)
Newpark Resources, Inc.(a)	325,000	2,411,500
Schlumberger, Ltd.	80,000	3,179,200
		5,590,700

Equity Real Estate Investment Trusts (REITs) (2.0%)
CyrusOne, Inc.	75,000	4,329,000

Food & Staples Retailing (2.0%)
Wal-Mart Stores, Inc.	40,000	4,419,600

Food Products (4.5%)
Bunge, Ltd.	80,000	4,456,800
Cal-Maine Foods, Inc.	75,000	3,129,000
Sanderson Farms, Inc.	15,000	2,048,400
		9,634,200

Health Care Equipment & Supplies (2.6%)
DENTSPLY SIRONA, Inc.	95,000	5,544,200

Health Care Providers & Services (7.6%)
CVS Health Corp.	95,000	5,176,550
Quest Diagnostics, Inc.	75,000	7,635,750
Triple-S Management Corp. (Class B)(a)	150,000	3,577,500
		16,389,800

Household Durables (3.5%)
DR Horton, Inc.	72,000	3,105,360
Mohawk Industries, Inc.(a)	30,000	4,424,100
		7,529,460

Insurance (2.0%)
Fairfax Financial Holdings, Ltd. (CAD)(c)	9,000	4,417,426

Machinery (4.3%)
Flowserve Corp.	135,000	7,113,150
Gorman-Rupp Co.	70,000	2,298,100
		9,411,250

Marine (2.6%)
Kirby Corp.(a)	70,000	5,530,000

Media (2.9%)
AMC Networks, Inc. (Class A)(a)	40,000	2,179,600
Pearson PLC (ADR)(b)	400,000	4,144,000
		6,323,600

Metals & Mining (2.4%)
Major Drilling Group International, Inc. (CAD)(a)(c)	650,000	2,099,576
Schnitzer Steel Industries, Inc. (Class A)	115,000	3,009,550
		5,109,126

Multi-Utilities (1.0%)
MDU Resources Group, Inc.	85,000	2,193,000

Oil, Gas & Consumable Fuels (6.0%)
Berry Petroleum Corp. (Class A)	200,000	2,120,000
Continental Resources, Inc.(a)	100,000	4,209,000
HollyFrontier Corp.	50,000	2,314,000
Suncor Energy, Inc.	140,000	4,362,400
		13,005,400

Pharmaceuticals (5.7%)
Pfizer, Inc.	190,000	8,230,800
Sanofi (ADR)	95,000	4,110,650
		12,341,450

Professional Services (2.2%)
ManpowerGroup, Inc.	50,000	4,830,000

Real Estate Management & Development (0.5%)
Forestar Group, Inc.(a)	60,000	1,173,000

Road & Rail (1.7%)
AMERCO	9,500	3,596,225

Software (2.9%)
Oracle Corp.	110,000	6,266,700

Specialty Retail (1.3%)
Advance Auto Parts, Inc.	18,000	2,774,520

TOTAL COMMON STOCKS
(Cost $178,596,542)		$210,866,067

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (3.0%)
Time Deposits (3.0%)
Citibank (New York)(e)	1.76%	$6,556,887	$6,556,887

TOTAL SHORT-TERM INVESTMENTS (Cost $6,556,887)			$6,556,887

	INTEREST RATE	SHARES	VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (0.5%)
Registered Investment Companies (0.5%)
Invesco Treasury Portfolio Short- Term Investments Trust, Institutional Class(d)	2.22%	1,141,090	$1,141,090

TOTAL INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (Cost $1,141,090)			$1,141,090

TOTAL INVESTMENTS - (100.9%) (Cost $186,294,519)			$218,564,044
OTHER ASSETS AND LIABILITIES, NET - (-0.9%)			(2,028,114)
TOTAL NET ASSETS - (100.0%)			$216,535,930

The accompanying Notes to Financial Statements are an integral part of these Statements.

11

MID CAP VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (95.1%)
Aerospace & Defense (4.7%)
Arconic, Inc.	13,685	$353,347
Textron, Inc.	4,897	259,737
		613,084

Automobiles (3.0%)
Thor Industries, Inc.	6,769	395,648

Banks (8.8%)
First Horizon National Corp.	27,902	416,577
Popular, Inc.	9,884	536,108
UMB Financial Corp.	3,022	198,908
		1,151,593

Capital Markets (4.8%)
Franklin Resources, Inc.	12,319	428,701
State Street Corp.	3,590	201,256
		629,957

Chemicals (1.1%)
Eastman Chemical Co.	1,900	147,877

Commercial Services & Supplies (1.3%)
Stericycle, Inc.(a)	3,572	170,563

Consumer Finance (0.9%)
Discover Financial Services	1,616	125,385

Containers & Packaging (1.3%)
International Paper Co.	3,900	168,948

Electric Utilities (7.7%)
Exelon Corp.	10,751	515,403
FirstEnergy Corp.	11,571	495,355
		1,010,758

Electronic Equipment, Instruments & Components (2.9%)
Avnet, Inc.	8,474	383,618

Energy Equipment & Services (5.1%)
National Oilwell Varco, Inc.	16,839	374,331
TechnipFMC PLC	11,147	289,153
		663,484

Equity Real Estate Investment Trusts (REITs) (3.9%)
American Homes 4 Rent (Class A)	8,771	213,223
Equity Commonwealth	9,041	294,013
		507,236

Food Products (4.4%)
Bunge, Ltd.	3,486	194,205
Cal-Maine Foods, Inc.	3,909	163,083
Sanderson Farms, Inc.	1,576	215,219
		572,507

Health Care Equipment & Supplies (1.5%)
DENTSPLY SIRONA, Inc.	3,286	191,771

Health Care Providers & Services (6.5%)
Humana, Inc.	1,017	269,810
Quest Diagnostics, Inc.	5,667	576,957
		846,767

Household Durables (3.5%)
DR Horton, Inc.	5,750	247,997
Leggett & Platt, Inc.	5,348	205,203
		453,200

Industrial Conglomerates (0.8%)
Carlisle Cos., Inc.	794	111,486

Insurance (7.4%)
CNA Financial Corp.	6,715	316,075
Reinsurance Group of America, Inc.	2,511	391,791
The Hartford Financial Services Group, Inc.	4,644	258,764
		966,630

IT Services (1.3%)
The Western Union Co.	8,750	174,038

Machinery (4.1%)
Flowserve Corp.	6,641	349,914
PACCAR, Inc.	2,568	184,023
		533,937

Media (1.5%)
Omnicom Group, Inc.	2,336	191,435

Metals & Mining (3.2%)
Cleveland-Cliffs, Inc.	20,827	222,224
Reliance Steel & Aluminum Co.	2,057	194,633
		416,857

Multi-Utilities (2.1%)
MDU Resources Group, Inc.	10,929	281,968

Oil, Gas & Consumable Fuels (1.2%)
Cabot Oil & Gas Corp.	7,154	164,256

Pharmaceuticals (0.6%)
Perrigo Co. PLC	1,680	80,002

Professional Services (4.1%)
ManpowerGroup, Inc.	5,532	534,391

Real Estate Management & Development (0.7%)
Jones Lang LaSalle, Inc.	699	98,342

Road & Rail (1.9%)
AMERCO	657	248,707

Semiconductors & Semiconductor Equipment (1.1%)
ON Semiconductor Corp.(a)	7,309	147,715

Software (2.8%)
Teradata Corp.(a)	10,237	366,997

Specialty Retail (0.9%)
American Eagle Outfitters, Inc.	6,813	115,140

TOTAL COMMON STOCKS
(Cost $11,750,148)		$12,464,297

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (3.6%)
Time Deposits (3.6%)
JPM Chase, (New York)(e)	1.76%	$470,934	$470,934

TOTAL SHORT-TERM INVESTMENTS
(Cost $470,934)			$470,934

TOTAL INVESTMENTS - (98.7%)
(Cost $12,221,082)			$12,935,231
OTHER ASSETS AND LIABILITIES, NET - (1.3%)			174,165
TOTAL NET ASSETS - (100.0%)			$13,109,396

The accompanying Notes to Financial Statements are an integral part of these Statements.

12

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.7%)
Aerospace & Defense (6.0%)
AAR Corp.	250,000	$9,197,500
Kratos Defense & Security Solutions, Inc.(a)	500,000	11,445,000
		20,642,500

Banks (16.0%)
Associated Banc-Corp	425,000	8,984,500
Cadence Bancorp	450,000	9,360,000
CenterState Bank Corp.	150,000	3,454,500
Hancock Whitney Corp.	250,000	10,015,000
Old National Bancorp	300,000	4,977,000
Seacoast Banking Corp. of Florida(a)	175,000	4,452,000
Umpqua Holdings Corp.	500,000	8,295,000
Zions Bancorp	115,000	5,287,700
		54,825,700

Beverages (1.8%)
Primo Water Corp.(a)	500,000	6,150,000

Capital Markets (0.9%)
B. Riley Financial, Inc.	148,375	3,095,103

Chemicals (5.8%)
American Vanguard Corp.	680,000	10,478,800
Sensient Technologies Corp.	125,000	9,185,000
		19,663,800

Diversified Telecommunication Services (2.0%)
ATN International, Inc.	119,100	6,875,643

Electric Utilities (3.2%)
Portland General Electric Co.	200,000	10,834,000

Electrical Equipment (7.9%)
Encore Wire Corp.	190,000	11,130,200
Powell Industries, Inc.	420,000	15,960,000
		27,090,200

Electronic Equipment, Instruments & Components (6.2%)
Methode Electronics, Inc.	350,000	9,999,500
Park Electrochemical Corp.	675,000	11,265,750
		21,265,250

Energy Equipment & Services (6.7%)
Dril-Quip, Inc.(a)	275,000	13,200,000
Newpark Resources, Inc.(a)	1,300,000	9,646,000
		22,846,000

Equity Real Estate Investment Trusts (REITs) (6.8%)
Lamar Advertising Co. (Class A)	115,000	9,281,650
Potlatch Corp.	200,000	7,796,000
Ryman Hospitality Properties, Inc.	75,000	6,081,750
		23,159,400

Food Products (2.4%)
Hain Celestial Group, Inc.(a)	375,000	8,212,500

Health Care Equipment & Supplies (3.6%)
AngioDynamics, Inc.(a)	300,000	5,907,000
Avanos Medical, Inc.(a)	150,000	6,541,500
		12,448,500

Health Care Providers & Services (1.7%)
Cross Country Healthcare, Inc.(a)	425,000	3,986,500
Hanger, Inc.(a)	88,298	1,690,907
		5,677,407

Household Durables (2.6%)
MDC Holdings, Inc.	275,000	9,014,500

Insurance (3.8%)
The Hanover Insurance Group, Inc.	100,000	12,830,000

Leisure Products (3.0%)
Acushnet Holdings Corp.	395,000	10,372,700

Machinery (5.7%)
Harsco Corp.(a)	450,000	12,348,000
Lindsay Corp	85,000	6,987,850
		19,335,850

Metals & Mining (3.1%)
Schnitzer Steel Industries, Inc. (Class A)	400,000	10,468,000

Multi-Utilities (0.9%)
MDU Resources Group, Inc.	125,000	3,225,000

Oil, Gas & Consumable Fuels (0.5%)
HighPoint Resources Corp.(a)	1,000,000	1,820,000

Paper & Forest Products (2.0%)
P.H. Glatfelter Co.	400,000	6,752,000

Professional Services (1.0%)
TrueBlue, Inc.(a)	150,000	3,309,000

Semiconductors & Semiconductor Equipment (1.2%)
DSP Group, Inc.(a)	275,000	3,949,000

Textiles, Apparel & Luxury Goods (2.9%)
Oxford Industries, Inc.	40,000	3,032,000
Wolverine World Wide, Inc.	250,000	6,885,000
		9,917,000
TOTAL COMMON STOCKS
(Cost $297,083,200)		$333,779,053

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.6%)
Time Deposits (1.6%)
Citibank (New York)(e)	1.76%	$5,287,930	$5,287,930

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,287,930)			$5,287,930

TOTAL INVESTMENTS - (99.3%)
(Cost $302,371,130)			$339,066,983
OTHER ASSETS AND LIABILITIES, NET - (0.7%)			2,456,120
TOTAL NET ASSETS - (100.0%)			$341,523,103

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (95.7%)
Aerospace & Defense (0.6%)
CPI Aerostructures, Inc.(a)	475,000	$3,994,750

Air Freight & Logistics (1.5%)
Atlas Air Worldwide Holdings, Inc.(a)	225,000	10,044,000

Auto Components (2.0%)
Linamar Corp. (CAD)(c)	150,000	5,598,870
Motorcar Parts of America, Inc.(a)	350,200	7,497,782
		13,096,652

Automobiles (1.0%)
Thor Industries, Inc.	115,000	6,721,750

Banks (15.2%)
Bancorp, Inc.(a)	1,000,000	8,920,000
Capital City Bank Group, Inc.	500,000	12,425,000
Century Bancorp, Inc. (Class A)	73,100	6,425,490
First Internet Bancorp	332,787	7,168,232
Heritage Financial Corp.	400,000	11,816,000
PacWest Bancorp	300,000	11,649,000
Stock Yards Bancorp, Inc.	100,000	3,615,000
TriCo Bancshares	377,320	14,262,696
TriState Capital Holdings, Inc.(a)	400,000	8,536,000
UMB Financial Corp.	200,000	13,164,000
United Bankshares, Inc.	100,000	3,709,000
		101,690,418

Biotechnology (1.9%)
Albireo Pharma, Inc.(a)	133,000	4,287,920
Heron Therapeutics, Inc.(a)	400,000	7,436,000
ImmuCell Corp.(a)	199,600	1,297,400
		13,021,320

Building Products (0.4%)
Armstrong Flooring, Inc.(a)	251,857	2,480,791

Capital Markets (1.2%)
Waddell & Reed Financial, Inc. (Class A)	500,000	8,335,000

Commercial Services & Supplies (1.1%)
CECO Environmental Corp.(a)	350,000	3,356,500
Perma-Fix Environmental Services(a)(f)	1,000,000	3,910,000
		7,266,500

Communications Equipment (1.6%)
ADTRAN, Inc.(h)	375,000	5,718,750
Calix, Inc.(a)	525,000	3,444,000
Infinera Corp.(a)	500,000	1,455,000
		10,617,750

Construction & Engineering (4.6%)
Argan, Inc.	250,000	10,140,000
Granite Construction, Inc.	200,000	9,636,000
Northwest Pipe Co.(a)	420,000	10,827,600
		30,603,600

Diversified Consumer Services (1.6%)
Lincoln Educational Services Corp.(a)(f)(g)	2,470,000	5,705,700
Zovio, Inc.(a)(f)	1,400,000	5,012,000
		10,717,700

Diversified Telecommunication Services (1.3%)
Vonage Holdings Corp.(a)	750,000	8,497,500

Electric Utilities (0.5%)
Spark Energy, Inc. (Class A)	300,000	3,357,000

Electrical Equipment (0.9%)
Hydrogenics Corp.(a)(f)	67,352	1,000,177
Pioneer Power Solutions, Inc.(a)	325,100	1,544,225
Powell Industries, Inc.	87,845	3,338,110
		5,882,512

Electronic Equipment, Instruments & Components (0.2%)
CUI Global, Inc.(a)(f)	1,780,000	1,462,982

Energy Equipment & Services (1.6%)
Propetro Holding Corp.(a)	300,000	6,210,000
Select Energy Services, Inc. (Class A)(a)	400,000	4,644,000
		10,854,000

Entertainment (1.1%)
Cinemark Holdings, Inc.	200,000	7,220,000

Equity Real Estate Investment Trusts (REITs) (2.7%)
Apple Hospitality REIT, Inc.	200,000	3,172,000
CareTrust REIT, Inc.	300,000	7,134,000
Jernigan Capital, Inc.	100,000	2,050,000
PotlatchDeltic Corp.	90,000	3,508,200
Urstadt Biddle Properties, Inc. (Class A)	90,000	1,890,000
		17,754,200

Food & Staples Retailing (0.5%)
The Andersons, Inc.	125,000	3,405,000

Food Products (2.4%)
Hanover Foods Corp. (Class A)(a)(i)	48,633	3,987,906
Landec Corp.(a)	900,000	8,433,000
Sanderson Farms, Inc.(h)	25,000	3,414,000
		15,834,906
Health Care Equipment & Supplies (2.3%)
Accuray, Inc.(a)	3,000,000	11,610,000
Sensus Healthcare, Inc.(a)	375,000	2,077,500
Trinity Biotech, PLC (ADR)(a)	879,400	1,451,010
		15,138,510

Health Care Providers & Services (1.4%)
Triple-S Management Corp. (Class B)(a)	400,000	9,540,000

Hotels, Restaurants & Leisure (0.8%)
Fiesta Restaurant Group, Inc.(a)	400,000	5,256,000

Household Durables (3.4%)
Century Communities, Inc.(a)	380,000	10,100,400
MDC Holdings, Inc.	324,000	10,620,720
ZAGG, Inc.(a)	300,000	2,088,000
		22,809,120

Household Products (0.4%)
Oil-Dri Corp. of America	75,000	2,553,000

Independent Power & Renewable Electricity Producers (2.7%)
Vistra Energy Corp.	800,000	18,112,000

Insurance (0.7%)
FedNat Holding Co.	350,000	4,994,500

IT Services (1.7%)
EVERTEC, Inc.	300,000	9,810,000
Limelight Networks, Inc.(a)	600,000	1,620,000
		11,430,000

Life Sciences Tools & Services (0.3%)
Harvard Bioscience, Inc.(a)	1,000,000	2,000,000

Machinery (1.6%)
Gorman-Rupp Co.	125,461	4,118,885
Spartan Motors, Inc.	600,000	6,576,000
		10,694,885

Media (1.8%)
AH Belo Corp. (Class A)	702,500	2,592,225
AMC Networks, Inc. (Class A)(a)	100,000	5,449,000
Marchex, Inc. (Class B)(a)	900,000	4,230,000
		12,271,225

Metals & Mining (7.7%)
Centerra Gold, Inc. (CAD)(a)(c)	2,300,000	16,193,349
Cleveland-Cliffs, Inc.	500,000	5,335,000
IAMGOLD Corp. (CAD)(a)(c)	2,215,000	7,492,994
Pretium Resources, Inc.(a)(h)	1,500,000	15,015,000
Standard Lithium, Ltd. (CAD)(a)(c)	12,000	8,247
Teranga Gold Corp. (CAD)(a)(c)	2,525,000	7,731,854
		51,776,444

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019 (Unaudited)

	SHARES	VALUE
Multi-Utilities (1.0%)
MDU Resources Group, Inc.	250,000	$6,450,000

Oil, Gas & Consumable Fuels (3.5%)
Abraxas Petroleum Corp.(a)	2,750,000	2,832,500
Berry Petroleum Corp.	1,000,000	10,600,000
SRC Energy, Inc.(a)	2,000,000	9,920,000
		23,352,500

Paper & Forest Products (0.5%)
Western Forest Products, Inc. (CAD)(c)	3,000,000	3,665,381

Pharmaceuticals (2.3%)
Evofem Biosciences, Inc.(a)	850,000	5,644,000
Jazz Pharmaceuticals PLC(a)	70,000	9,979,200
		15,623,200

Professional Services (4.1%)
Acacia Research Corp.(a)(f)	2,601,792	7,701,304
Barrett Business Services, Inc.	165,000	13,629,000
Hudson Global, Inc.(a)(f)	315,000	3,921,750
RCM Technologies, Inc.(a)	600,000	2,400,000
		27,652,054

Real Estate Management & Development (3.1%)
Kennedy-Wilson Holdings, Inc.	1,000,000	20,570,000

Road & Rail (0.3%)
Marten Transport, Ltd.	100,000	1,815,000

Semiconductors & Semiconductor Equipment (2.3%)
CyberOptics Corp.(a)	200,000	3,246,000
First Solar, Inc.(a)	100,000	6,568,000
GSI Technology, Inc.(a)	200,000	1,714,000
Pixelworks, Inc.(a)	1,250,000	3,687,500
		15,215,500

Software (0.5%)
NetSol Technologies, Inc.(a)	9,700	54,223
OneSpan, Inc.(a)	250,000	3,542,500
		3,596,723

Specialty Retail (2.0%)
Dick’s Sporting Goods, Inc.	300,000	10,389,000
Indigo Books & Music, Inc. (CAD)(a)(c)	500,000	3,004,849
		13,393,849

Textiles, Apparel & Luxury Goods (1.2%)
Lakeland Industries, Inc.(a)	200,000	2,240,000
Skechers U.S.A., Inc. (Class A)(a)(h)	175,000	5,510,750
		7,750,750

Thrifts & Mortgage Finance (5.8%)
MGIC Investment Corp.(a)	1,500,000	19,710,000
Radian Group Inc.	850,000	19,422,500
		39,132,500

Trading Companies & Distributors (0.4%)
Transcat, Inc.(a)	100,000	2,559,000

TOTAL COMMON STOCKS
(Cost $575,314,395)		$640,210,472

LIMITED PARTNERSHIPS (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
Viper Energy Partners LP	200,000	$6,164,000

TOTAL LIMITED PARTNERSHIPS
(Cost $6,302,696)		$6,164,000

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.0%)
Time Deposits (1.0%)
Citibank (New York)(e)	1.76%	$6,633,825	$6,633,825

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,633,825)			$6,633,825

TOTAL INVESTMENTS - (97.6%)
(Cost $588,250,916)			$653,008,297
OTHER ASSETS AND LIABILITIES, NET - (2.4%)(j)			15,993,211
TOTAL NET ASSETS - (100.0%)			$669,001,508

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE FUND – SCHEDULE OF OPTIONS

June 30, 2019 (Unaudited)

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*	NOTIONAL VALUE
ADTRAN, Inc. $17.00 7/19/19 (Covered Call)(i)	Susquehanna	(3,750)	$(103,125)	$(5,718,750)
Pretium Resources, Inc. $10.00 7/19/19 (Covered Call)	Susquehanna	(3,500)	(140,000)	(3,503,500)
Sanderson Farms, Inc. $140.00 7/19/19 (Covered Call)(i)	Susquehanna	(250)	(65,625)	(3,414,000)
Skechers U.S.A, Inc. (Class A) $32.00 7/19/19 (Covered Call)	Susquehanna	(1,000)	(145,000)	(3,149,000)
Total Written Options		(8,500)	$(453,750)	$(15,785,250)

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilites.

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Loaned security; a portion or all of the security was on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 was $1,126,132. See Note 5 in Notes to Financial Statements.
(c)	Traded in a foreign country.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 5 in Notes to Financial Statements. The rate listed is the 7-day yield as of June 30, 2019.
(e)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2019.
(f)	Affiliated company. See Note 10 to Notes to Financial Statements.
(g)	Illiquid security, pursuant to the Corporation’s liquidity risk management program (the LRMP). See Note 2 in Notes to Financial Statements.
(h)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the collateralized securities totals $15,785,250 as of June 30, 2019. See Note 4 in Notes to Financial Statements.
(i)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(j)	Includes cash which is being held as collateral.

Common Abbreviations:
ADR	American Depositary Receipt.
LP	Limited Partnership.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.

Currency Abbreviations:
CAD	Canadian Dollar

Percentages are stated as a percent of net assets.

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$186,294,519	$12,221,082	$302,371,130	$588,250,916
Investments in securities, at value	$218,564,044	$12,935,231	$339,066,983	$624,294,384
Investments in affiliates, at value (See Note 10)	–	–	–	28,713,913
Total Investments, at value	218,564,044	12,935,231	339,066,983	653,008,297
Receivable for securities sold	2,190,015	329,113	4,162,139	19,142,028
Receivable due from advisor	–	5,839	–	–
Deposit with broker for written options	–	–	–	34
Accrued dividends and interest	248,676	24,959	338,129	758,133
Accrued securities lending income	765	–	–	–
Receivable for capital shares issued	96,387	24,175	30,535	7,353
Prepaid expenses	37,316	22,426	54,664	91,803
Total Assets	221,137,203	13,341,743	343,652,450	673,007,648

LIABILITIES:
Written options, at value (proceeds , $–, $–, $– and $441,491, respectively)	–	–	–	453,750
Payable for securities purchased	3,130,390	163,156	1,864,005	2,958,460
Payable for capital shares redeemed	228,360	47,970	144,283	345,198
Payable for collateral upon return of securities loaned	1,141,090	–	–	–
Accrued expenses
Management fees	16,734	–	25,607	54,475
Distribution fees - Investor Class	32,965	203	14,596	78,766
Fund accounting fees	9,172	2,406	13,316	26,337
Transfer agency fees	21,361	3,114	37,153	46,843
Custody fees	1,220	1,381	2,844	3,334
Audit fees	11,387	11,293	11,058	11,996
Legal fees	420	52	396	1,138
Printing fees	5,548	233	12,634	20,172
Other	2,626	2,539	3,455	5,671
Total Liabilities	4,601,273	232,347	2,129,347	4,006,140
TOTAL NET ASSETS	$216,535,930	$13,109,396	$341,523,103	$669,001,508

NET ASSETS CONSIST OF:
Paid-in capital	$172,045,843	$12,290,853	$306,560,020	$570,976,995
Total distributable earnings	44,490,087	818,543	34,963,083	98,024,513
TOTAL NET ASSETS	$216,535,930	$13,109,396	$341,523,103	$669,001,508

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$180,674,164	$7,473,022	$281,058,766	$613,683,028
Shares outstanding	6,976,680	641,281	8,330,864	16,004,829
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$25.90	$11.65	$33.74	$38.34
INSTITUTIONAL CLASS:
Net assets	$35,861,766	$5,636,374	$60,464,337	$55,318,480
Shares outstanding	1,389,036	482,778	1,800,124	1,411,882
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$25.82	$11.67	$33.59	$39.18

(a)	Includes cost of investments in affiliates of $– for the Select Value Fund, $– for the Mid Cap Value Fund, $– for the Value Plus Fund and $66,953,798 for the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2019 (Unaudited)

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND

INVESTMENT INCOME:
Dividends(a)	$2,662,640	$128,889	$6,223,014	$4,411,114
Interest	34,459	3,621	41,119	472,473
Securities lending, net	2,974	–	–	–
Foreign taxes withheld	(63,536)	(542)	–	(19,224)
Total Investment Income	2,636,537	131,968	6,264,133	4,864,363

EXPENSES:
Management fees	786,891	41,743	1,194,046	2,555,115
Distribution fees - Investor Class	219,059	8,366	351,660	700,881
Transfer agency fees	130,594	20,894	237,214	282,537
Fund accounting fees	45,590	7,517	70,758	138,518
Custodian fees	7,128	5,930	11,842	23,420
Printing and communication fees	2,954	209	4,653	13,320
Postage fees	6,885	163	16,053	13,191
Legal fees	16,376	892	26,371	53,394
Registration fees	14,574	13,758	18,114	17,365
Directors’ fees	14,587	751	25,321	48,862
Audit and tax fees	11,247	11,175	11,083	11,550
Insurance fees	10,866	378	18,760	37,062
Other expenses	14,016	8,182	18,860	34,067
Total Expenses before waivers	1,280,767	119,958	2,004,735	3,929,282
Expenses waived by investment advisor (See Note 6)	1,649	56,018	303	–
Total Expenses after waivers	1,279,118	63,940	2,004,432	3,929,282
NET INVESTMENT INCOME	1,357,419	68,028	4,259,701	935,081

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	8,019,137	103,662	5,584,548	26,977,655
Investments - Affiliated securities	–	–	–	2,800,589
Written options	–	–	–	510,254
Foreign currency translation	141	–	–	(6,219)
Net change in unrealized appreciation (depreciation) on:
Investments	17,599,759	1,371,184	45,884,851	55,274,729
Investments - Affiliated securities	–	–	–	(1,670,664)
Written options	–	–	–	(51,810)
Foreign currency translation	295,169	–	–	2,246,756
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	25,914,206	1,474,846	51,469,399	86,081,290
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,271,625	$1,542,874	$55,729,100	$87,016,371

(a)	Includes $0 received from affiliated issuers held by the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

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STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		MID CAP VALUE FUND		VALUE PLUS FUND
	For the Six Months		For the Six Months		For the Six Months
	Ended June 30, 2019	For the Year Ended	Ended June 30, 2019	For the Year Ended	Ended June 30, 2019	For the Year Ended
	(Unaudited)	December 31, 2018	(Unaudited)	December 31, 2018	(Unaudited)	December 31, 2018
FROM INVESTMENT OPERATIONS:
Net investment income	$1,357,419	$2,746,122	$68,028	$125,368	$4,259,701	$3,925,409
Net realized gains	8,019,278	26,512,273	103,662	610,172	5,584,548	40,415,070
Net change in unrealized appreciation (depreciation)	17,894,928	(38,297,530)	1,371,184	(1,590,929)	45,884,851	(91,793,338)
Net increase (decrease) in net assets resulting from operations	27,271,625	(9,039,135)	1,542,874	(855,389)	55,729,100	(47,452,859)

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	—	(24,725,224)	—	(475,844)	—	(2,930,386)
Institutional Class	—	(4,817,912)	—	(289,984)	—	(786,112)
Total distributions to shareholders	—	(29,543,136)	—	(765,828)	—	(3,716,498)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	11,659,222	12,191,072	2,122,440	1,801,090	6,221,024	20,532,108
Dividends reinvested	55,001	24,284,469	—	466,227	—	2,860,797
Value of shares redeemed(a)	(16,420,851)	(41,306,621)	(986,583)	(673,479)	(30,436,082)	(74,165,861)
Total Investor Class	(4,706,628)	(4,831,080)	1,135,857	1,593,838	(24,215,058)	(50,772,956)
Institutional Class
Proceeds from shares issued	7,473,977	6,068,419	2,117,881	888,013	3,514,071	10,336,208
Dividends reinvested	—	4,713,099	—	289,984	—	747,836
Value of shares redeemed(a)	(5,704,122)	(9,204,001)	(288,947)	(194,681)	(6,978,375)	(17,346,630)
Total Institutional Class	1,769,855	1,577,517	1,828,934	983,316	(3,464,304)	(6,262,586)
Net increase (decrease) in net assets derived from capital transactions	(2,936,773)	(3,253,563)	2,964,791	2,577,154	(27,679,362)	(57,035,542)

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,334,852	(41,835,834)	4,507,665	955,937	28,049,738	(108,204,899)
NET ASSETS AT THE BEGINNING OF THE PERIOD	192,201,078	234,036,912	8,601,731	7,645,794	313,473,365	421,678,264
NET ASSETS AT THE END OF THE PERIOD	$216,535,930	$192,201,078	$13,109,396	$8,601,731	$341,523,103	$313,473,365

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	464,127	444,411	187,078	145,611	191,396	597,363
Reinvested Shares	2,444	1,079,310	—	46,904	—	100,661
Shares Redeemed	(655,514)	(1,465,387)	(85,321)	(55,252)	(936,095)	(2,211,453)
Net increase (decrease) resulting from share transactions	(188,943)	58,334	101,757	137,263	(744,699)	(1,513,429)
Institutional Class
Shares Issued	301,210	213,519	186,867	72,994	109,071	300,041
Reinvested Shares	—	210,406	—	29,173	—	26,453
Shares Redeemed	(226,420)	(338,376)	(25,305)	(16,308)	(215,313)	(519,778)
Net increase (decrease) resulting from share transactions	74,790	85,549	161,562	85,859	(106,242)	(193,284)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND
	For the Six Months
	Ended June 30, 2019	For the Year Ended
	(Unaudited)	December 31, 2018
FROM INVESTMENT OPERATIONS:
Net investment income	$935,081	$1,594,064
Net realized gains	30,282,279	45,005,014
Net change in unrealized appreciation (depreciation)	55,799,011	(135,107,223)
Net increase (decrease) in net assets resulting from operations	87,016,371	(88,508,145)

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	37	(38,945,105)
Institutional Class	—	(4,315,405)
Total distributions to shareholders	37	(43,260,510)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	5,905,760	13,963,140
Dividends reinvested	10,663	37,391,961
Value of shares redeemed(a)	(41,143,400)	(88,905,898)
Total Investor Class	(35,226,977)	(37,550,797)
Institutional Class
Proceeds from shares issued	1,424,894	8,662,851
Dividends reinvested	—	4,119,190
Value of shares redeemed(a)	(17,351,871)	(10,805,694)
Total Institutional Class	(15,926,977)	1,976,347
Net decrease in net assets derived from capital transactions	(51,153,954)	(35,574,450)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,862,454	(167,343,105)
NET ASSETS AT THE BEGINNING OF THE PERIOD	633,139,054	800,482,159
NET ASSETS AT THE END OF THE PERIOD	$669,001,508	$633,139,054

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	155,885	336,417
Reinvested Shares	320	1,122,903
Shares Redeemed	(1,081,559)	(2,174,264)
Net decrease resulting from share transactions	(925,354)	(714,944)
Institutional Class
Shares Issued	36,598	203,493
Reinvested Shares	—	121,188
Shares Redeemed	(442,664)	(267,674)
Net increase (decrease) resulting from share transactions	(406,066)	57,007

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

FINANCIAL HIGHLIGHTS

	INCOME FROM INVESTMENT OPERATIONS(a)				DISTRIBUTIONS
				Total income
			Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment	unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)(b)	(losses)	operations	investment income	on investments	distributions	end of period
SELECT VALUE FUND
Investor Class
June 30, 2019 (Unaudited)	$22.68	$0.16	$3.06	$3.22	$—	$—	$—	$25.90
December 31, 2018	28.09	0.35	(1.72)	(1.37)	(0.32)	(3.72)	(4.04)	22.68
December 31, 2017	28.43	0.42	3.13	3.55	(0.42)	(3.47)	(3.89)	28.09
December 31, 2016	27.08	0.32	4.91	5.23	(0.33)	(3.55)	(3.88)	28.43
December 31, 2015	31.32	0.26	(1.51)	(1.25)	(0.29)	(2.70)	(2.99)	27.08
December 31, 2014	33.78	0.11	1.30	1.41	(0.14)	(3.73)	(3.87)	31.32
Institutional Class
June 30, 2019 (Unaudited)	22.58	0.19	3.05	3.24	—	—	—	25.82
December 31, 2018	28.00	0.41	(1.71)	(1.30)	(0.40)	(3.72)	(4.12)	22.58
December 31, 2017	28.35	0.50	3.12	3.62	(0.50)	(3.47)	(3.97)	28.00
December 31, 2016	27.01	0.38	4.91	5.29	(0.40)	(3.55)	(3.95)	28.35
December 31, 2015	31.25	0.33	(1.50)	(1.17)	(0.37)	(2.70)	(3.07)	27.01
December 31, 2014	33.72	0.22	1.30	1.52	(0.26)	(3.73)	(3.99)	31.25
MID CAP VALUE FUND
Investor Class(g)
June 30, 2019 (Unaudited)	9.99	0.06	1.60	1.66	—	—	—	11.65
December 31, 2018	11.99	0.17	(1.21)	(1.04)	(0.13)	(0.83)	(0.96)	9.99
December 31, 2017	11.82	0.10	0.86	0.96	(0.09)	(0.70)	(0.79)	11.99
December 31, 2016	9.25	0.08	2.57	2.65	(0.08)	—	(0.08)	11.82
December 31, 2015	10.13	0.09	(0.80)	(0.71)	(0.07)	(0.10)	(0.17)	9.25
December 31, 2014	10.00	0.03	0.13	0.16	(0.03)	—	(0.03)	10.13
Institutional Class(g)
June 30, 2019 (Unaudited)	10.00	0.08	1.59	1.67	—	—	—	11.67
December 31, 2018	11.99	0.21	(1.21)	(1.00)	(0.16)	(0.83)	(0.99)	10.00
December 31, 2017	11.82	0.13	0.86	0.99	(0.12)	(0.70)	(0.82)	11.99
December 31, 2016	9.23	0.12	2.55	2.67	(0.08)	—	(0.08)	11.82
December 31, 2015	10.15	0.11	(0.81)	(0.70)	(0.12)	(0.10)	(0.22)	9.23
December 31, 2014	10.00	0.03	0.14	0.17	(0.02)	—	(0.02)	10.15
VALUE PLUS FUND
Investor Class
June 30, 2019 (Unaudited)	28.57	0.40	4.77	5.17	—	—	—	33.74
December 31, 2018	33.26	0.32	(4.69)	(4.37)	(0.32)	—	(0.32)	28.57
December 31, 2017	30.33	0.04	2.94	2.98	(0.05)	—	(0.05)	33.26
December 31, 2016	24.08	0.14	6.31	6.45	(0.20)	—	(0.20)	30.33
December 31, 2015	31.66	0.16	(5.62)	(5.46)	(0.21)	(1.91)	(2.12)	24.08
December 31, 2014	35.82	0.09	(1.03)	(0.94)	(0.07)	(3.15)	(3.22)	31.66
Institutional Class
June 30, 2019 (Unaudited)	28.41	0.43	4.75	5.18	—	—	—	33.59
December 31, 2018	33.10	0.39	(4.67)	(4.28)	(0.41)	—	(0.41)	28.41
December 31, 2017	30.19	0.10	2.93	3.03	(0.12)	—	(0.12)	33.10
December 31, 2016	23.97	0.15	6.30	6.45	(0.23)	—	(0.23)	30.19
December 31, 2015	31.57	0.24	(5.62)	(5.38)	(0.31)	(1.91)	(2.22)	23.97
December 31, 2014	35.75	0.19	(1.04)	(0.85)	(0.18)	(3.15)	(3.33)	31.57

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	Not Annualized.
(e)	Annualized.
(f)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(g)	Inception date is October 31, 2014.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

		RATIOS/SUPPLEMENTAL DATA

				Percentage of net	Percentage of		Percentage of		Percentage of net		Percentage of net
		Net assets,	Percentage of	investment income	expenses to average		expenses to average		investment income		investment income
		end of period	expenses to	(loss) to average	net assets		net assets		(loss) to average net		(loss) to average net		Portfolio
Total Return		(in thousands)	average net assets	net assets	before waivers		after waivers		assets before waivers		assets after waivers		turnover rate(c)

14.20	%(d)	$180,674	1.26%	1.25%	N/A		N/A		N/A		N/A		27	%(d)
(4.76)		162,524	1.20	1.21	N/A		N/A		N/A		N/A		37
12.42		199,636	1.23	1.42	N/A		N/A		N/A		N/A		43
19.25		221,868	1.23	1.13	N/A		N/A		N/A		N/A		49
(4.16)		245,105	1.20	0.84	N/A		N/A		N/A		N/A		40
4.07		396,692	1.20	0.32	N/A		N/A		N/A		N/A		42

14.35	%(d)(f)	35,862	N/A	N/A	1.00	%(e)	0.99	%(e)	1.50	%(e)	1.51	%(e)	27	%(d)
(4.55)		29,677	N/A	N/A	0.98		0.98		1.43		1.43		37
12.69	(f)	34,401	N/A	N/A	1.01		0.99		1.70		1.72		43
19.54	(f)	42,256	N/A	N/A	1.00		0.99		1.36		1.37		49
(3.92)		47,178	N/A	N/A	0.94		0.94		1.05		1.05		40
4.40		161,444	N/A	N/A	0.88		0.88		0.64		0.64		42

16.62	%(d)(f)	7,473	N/A	N/A	2.22	%(e)	1.25	%(e)	0.14	%(e)	1.11	%(e)	27	%(d)
(8.58	)(f)	5,390	N/A	N/A	2.37		1.25		0.31		1.43		49
8.11	(f)	4,823	N/A	N/A	2.50		1.25		(0.42)		0.83		51
28.67	(f)	3,998	N/A	N/A	3.22		1.25		(1.13)		0.84		76
(7.08	)(f)	2,853	N/A	N/A	3.55		1.25		(1.40)		0.90		46
1.61	(d)(f)	1,575	N/A	N/A	9.62	(e)	1.25	(e)	(6.44	)(e)	1.93	(e)	4	(d)

16.70	%(d)(f)	5,636	N/A	N/A	2.05	%(e)	0.99	%(e)	0.33	%(e)	1.39	%(e)	27	%(d)
(8.28	)(f)	3,211	N/A	N/A	2.28		0.99		0.39		1.68		49
8.37	(f)	2,823	N/A	N/A	2.45		0.99		(0.37)		1.09		51
28.97	(f)	2,689	N/A	N/A	3.46		0.99		(1.33)		1.14		76
(6.89	)(f)	1,723	N/A	N/A	3.41		0.99		(1.36)		1.06		46
1.73	(d)(f)	2,067	N/A	N/A	9.36	(e)	0.99	(e)	(6.22	)(e)	2.16	(e)	4	(d)

18.10	%(d)	281,059	1.21%	2.46%	N/A		N/A		N/A		N/A		24	%(d)
(13.13)		259,304	1.18	0.94	N/A		N/A		N/A		N/A		71
9.81		352,173	1.19	0.13	N/A		N/A		N/A		N/A		75
26.77		426,486	1.19	0.56	N/A		N/A		N/A		N/A		77
(17.41)		536,809	1.16	0.53	N/A		N/A		N/A		N/A		22
(2.70)		1,332,686	1.14	0.26	N/A		N/A		N/A		N/A		26

18.23	%(d)(f)	60,464	N/A	N/A	0.99	%(e)	0.99	%(e)	2.66	%(e)	2.66	%(e)	24	%(d)
(12.93)		54,169	N/A	N/A	0.95		0.95		1.15		1.15		71
10.04		69,506	N/A	N/A	0.97		0.97		0.33		0.33		75
26.89		109,010	N/A	N/A	0.97		0.97		0.61		0.61		77
(17.20)		514,613	N/A	N/A	0.90		0.90		0.81		0.81		22
(2.45)		1,473,706	N/A	N/A	0.89		0.89		0.53		0.53		26

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

FINANCIAL HIGHLIGHTS (CONTINUED)

	INCOME FROM INVESTMENT OPERATIONS(a)					DISTRIBUTIONS
					Total income
				Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment		unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)(b)		(losses)	operations	investment income	on investments	distributions	end of period
VALUE FUND
Investor Class
June 30, 2019 (Unaudited)	$33.70	$0.05		$4.59	$4.64	$—	$—	$—	$38.34
December 31, 2018	41.18	0.08		(5.12)	(5.04)	(0.06)	(2.38)	(2.44)	33.70
December 31, 2017	40.41	0.05		3.37	3.42	(0.04)	(2.61)	(2.65)	41.18
December 31, 2016	35.98	(0.04)		5.91	5.87	—	(1.44)	(1.44)	40.41
December 31, 2015	43.73	0.15		(4.93)	(4.78)	(0.14)	(2.83)	(2.97)	35.98
December 31, 2014	48.12	0.07		1.00	1.07	(0.22)	(5.24)	(5.46)	43.73
Institutional Class
June 30, 2019 (Unaudited)	34.40	0.10		4.68	4.78	—	—	—	39.18
December 31, 2018	41.98	0.15		(5.22)	(5.07)	(0.13)	(2.38)	(2.51)	34.40
December 31, 2017	41.15	0.14		3.42	3.56	(0.12)	(2.61)	(2.73)	41.98
December 31, 2016	36.56	0.02	(f)	6.01	6.03	—	(1.44)	(1.44)	41.15
December 31, 2015	44.39	0.22		(5.01)	(4.79)	(0.21)	(2.83)	(3.04)	36.56
December 31, 2014	48.77	0.16		1.01	1.17	(0.31)	(5.24)	(5.55)	44.39

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	Not Annualized.
(e)	Annualized.
(f)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating value of the investments of the Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

		RATIOS/SUPPLEMENTAL DATA
				Percentage of net	Percentage of		Percentage of		Percentage of net		Percentage of net
		Net assets,	Percentage of	investment income	expenses to		expenses to average		investment income		investment income
		end of period	expenses to	(loss) to average	average net assets		net assets		(loss) to average net		(loss) to average net		Portfolio
Total Return		(in thousands)	average net assets	net assets	before waivers		after waivers		assets before waivers		assets after waivers		turnover rate(c)

13.77	%(d)	$613,683	1.18%	0.25%	N/A		N/A		N/A		N/A		22	%(d)
(12.15)		570,608	1.07	0.19	N/A		N/A		N/A		N/A		37
8.42		726,558	1.09	0.12	N/A		N/A		N/A		N/A		35
16.31		776,071	1.09	(0.11)	N/A		N/A		N/A		N/A		47
(11.04)		786,936	1.06	0.36	N/A		N/A		N/A		N/A		52
2.22		1,073,232	1.07	0.14	N/A		N/A		N/A		N/A		38

13.90	%(d)	55,318	N/A	N/A	0.92	%(e)	0.92	%(e)	0.50	%(e)	0.50	%(e)	22	%(d)
(11.98)		62,531	N/A	N/A	0.90		0.90		0.36		0.36		37
8.59		73,924	N/A	N/A	0.91		0.91		0.34		0.34		35
16.52		61,543	N/A	N/A	0.92		0.92		0.04		0.04		47
(10.90)		58,914	N/A	N/A	0.91		0.91		0.52		0.52		52
2.38		76,800	N/A	N/A	0.91		0.91		0.32		0.32		38

The accompanying Notes to Financial Statements are an integral part of these Statements.

25

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

June 30, 2019

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized and a par value of $.001 per share), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The inception date of the Mid Cap Value Fund is October 31, 2014. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors of the Corporation (the “Board”). The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2018, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2018, the following reclassifications were made to increase (decrease) such amounts:

FUND	TOTAL DISTRIBUTABLE EARNINGS	PAID-IN CAPITAL
SELECT VALUE FUND	$(2,623,271)	$2,623,271
MID CAP VALUE FUND	(37,488)	37,488
VALUE PLUS FUND	–	–
VALUE FUND	(2,400,245)	2,400,245

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(g)	At June 30, 2019, the Value Fund had 0.85% of its net assets that were classified as illiquid as defined pursuant to the Corporation’s liquidity risk management program (the “LRMP”).

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the LRMP. As of June 30, 2019, the Funds did not hold any restricted securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the

26

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2019:

SELECT VALUE FUND
	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices	Observable Inputs(a)	Unobservable Inputs(b)	Total
Common Stocks	$210,866,067	$–	$–	$210,866,067
Short-Term Investments	6,556,887	–	–	6,556,887
Investments purchased with cash collateral from securities loaned	–	1,141,090	–	1,141,090
Total	$217,422,954	$1,141,090	$–	$218,564,044

MID CAP VALUE FUND
	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices	Observable Inputs(a)	Unobservable Inputs(b)	Total
Common Stocks	$12,464,297	$–	$–	$12,464,297
Short-Term Investments	470,934	–	–	470,934
Total	$12,935,231	$–	$–	$12,935,231

VALUE PLUS FUND
	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices	Observable Inputs(a)	Unobservable Inputs(b)	Total
Common Stocks	$333,779,053	$–	$–	$333,779,053
Short-Term Investments	5,287,930	–	–	5,287,930
Total	$339,066,983	$–	$–	$339,066,983

27

VALUE FUND
	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices	Observable Inputs(a)	Unobservable Inputs(b)	Total
Common Stocks	$636,222,566	$3,987,906	$–	$640,210,472
Limited Partnerships	6,164,000	–	–	6,164,000
Short-Term Investments	6,633,825	–	–	6,633,825
Total	$649,020,391	$3,987,906	$–	$653,008,297

Other Financial Instruments(c)

Liabilities
Written Options	(285,000)	(168,750)	–	(453,750)
Total	$(285,000)	$(168,750)	$–	$(453,750)

(a)	For detailed industry descriptions and securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
(b)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the six months ended June 30, 2019, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.
(c)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls.

(4)	DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. The monthly average notional amount and monthly average number of contracts of written options held by the Value Fund during the six month period ended June 30, 2019 was $6,464,233 and 3,100, respectively.

Statements of Assets and Liabilities - Fair Value of Derivative Instruments as of June 30, 2019:

	Statements of Assets and Liabilities Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(453,750)
		$(453,750)

The effect of derivatives instruments on the Statements of Operations for the six month period ended June 30, 2019:

	Location of Gain (Losses) on	Realized Gain on Derivatives	Change in Unrealized Loss on
VALUE FUND	Derivatives Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gains (losses) on written options / Net change in
	unrealized appreciation (depreciation) on written options	$510,254	$(51,810)
		$510,254	$(51,810)

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OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2019:

		GROSS AMOUNTS OFFSET	NET AMOUNTS PRESENTED	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
	GROSS AMOUNTS OF	IN THE STATEMENTS OF	IN THE STATEMENTS OF	FINANCIAL	CASH COLLATERAL
DESCRIPTION	RECOGNIZED LIABILITIES	ASSETS AND LIABILITIES	ASSETS AND LIABILITIES	INSTRUMENTS	PLEDGED(1)	NET AMOUNT
VALUE FUND
Written Options (counter-party, Susquehanna)	$453,750	$–	$453,750	$(453,750)	$–	$–
Total	$453,750	$–	$453,750	$(453,750)	$–	$–

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. As of June 30, 2019, only the Select Value Fund had securities on loan.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2019:

	REMAINING CONTRACTUAL MATURITY OF THE LENDING AGREEMENT
	OVERNIGHT &			GREATER THAN
SELECT VALUE FUND	CONTINUOUS	UP TO 30 DAYS	30-90 DAYS	90 DAYS	TOTAL
Securities Lending Transactions
Common Stocks (counterparty, Goldman Sachs)	$637,140	$–	$–	$–	$637,140
Common Stocks (counterparty, SG Americas Securities, LLC)	270,396	–	–	–	270,396
Common Stocks (counterparty, J.P. Morgan Securities)	164,724	–	–	–	164,724
Common Stocks (counterparty, Morgan Stanley)	53,872	–	–	–	53,872
Total Loans					$1,126,132
Gross amount of recognized liabilities for securities lending (collateral received)					$1,141,090
Amounts due to counterparties					$14,958

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least May 1, 2020, and subject thereafter to annual renewal of the agreement by the Board. The operating expense limitation agreement can be terminated only with the consent of the Board. For the six month period ended June 30, 2019, expenses of $32,442 for Investor Class and $23,576 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. During the six month period ended June 30, 2019, Institutional class expenses of $1,649 for the Select Value Fund, $303 for the Value Plus Fund and $0 for the Value Fund were waived by the Advisor. This voluntary waiver/reimbursement may be discontinued at any time. The Advisor may not recoup amounts previously waived or reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional Class shares are not subject to 12b-1 fees. During the six month period ended June 30, 2019, $119,675 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $225,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Distributor. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Funds.

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BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2019, the following entities beneficially owned 25% or greater of a Fund’s outstanding shares:

FUND	BENEFICIAL OWNER	PERCENTAGE
MID CAP VALUE FUND	Heartland Holdings, Inc. *	25.0%

*	Heartland Holdings, Inc. is an affiliate of the Advisor. Percentage reported includes shares held by Bill Nasgovitz through direct ownership and through his control of Heartland Holdings, Inc.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the six month period ended June 30, 2019 as follows:

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$22	$–	$–	$–
Institutional Class	–	–	–	–
Total	$22	$–	$–	$–

(8)	INVESTMENT TRANSACTIONS

During the six month period ended June 30, 2019, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
SELECT VALUE FUND	$54,598,013	$58,628,705
MID CAP VALUE FUND	5,614,146	2,944,152
VALUE PLUS FUND	79,924,382	96,670,479
VALUE FUND	141,355,785	158,590,514

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the six month period ended June 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2019, are displayed in the table below.

					NET TAX UNREALIZED
				NET APPRECIATION/	APPRECIATION/
		GROSS UNREALIZED	GROSS UNREALIZED	(DEPRECIATION) OF	(DEPRECIATION) ON
FUND	TAX COST OF INVESTMENTS	APPRECIATION	DEPRECIATION	FOREIGN CURRENCY	INVESTMENTS
SELECT VALUE FUND	$186,294,519	$40,427,934	$(8,158,409)	$—	$32,269,525
MID CAP VALUE FUND	12,273,733	1,277,880	(616,382)	—	661,498
VALUE PLUS FUND	303,276,425	53,012,515	(17,221,957)	—	35,790,558
VALUE FUND	588,250,916	138,350,980	(73,605,858)	—	64,745,122

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

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(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the 1940 Act) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the six month period ended June 30, 2019. The Select Value, Mid Cap Value, and Value Plus Funds had no transactions with affiliates during the same period.

VALUE FUND
	SHARE BALANCE				SHARE BALANCE	FAIR VALUE		CHANGE IN
	AS OF			CORPORATE	AS OF	AS OF		UNREALIZED	REALIZED
SECURITY NAME	DECEMBER 31, 2018	PURCHASES	SALES	ACTION	JUNE 30, 2019	JUNE 30, 2019	DIVIDENDS	GAIN (LOSS)	GAIN (LOSS)
Investments in affiliates held as of June 30, 2019
Acacia Research Corp.	2,601,792	—	—	—	2,601,792	$7,701,304	$—	$(52,036)	$—
CUI Global, Inc.	2,000,000	—	(220,000)	—	1,780,000	1,462,982	—	881,784	(1,618,574)
Hudson Global, Inc.	3,150,000	—	—	(2,835,000)	315,000	3,921,750	—	(330,750)	—
Hydrogenics Corp.	896,267	—	(828,915)	—	67,352	1,000,177	—	3,328,682	4,419,163
Lincoln Educational Services Corp.	2,470,000	—	—	—	2,470,000	5,705,700	—	(2,198,300)	—
Perma-Fix Environmental Services	1,000,000	—	—	—	1,000,000	3,910,000	—	1,560,000	—
Zovio, Inc.	—	1,400,000	—	—	1,400,000	5,012,000	—	(4,860,044)	—
Total	12,118,059	1,400,000	(1,048,915)	(2,835,000)	9,634,144	$28,713,913	$—	$(1,670,664)	$2,800,589

(11)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

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ADDITIONAL INFORMATION (UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from January 1, 2019 through June 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/19	6/30/19	1/1/19 - 6/30/19	1/1/19 - 6/30/19
Heartland Select Value Fund - Investor	$1,000.00	$1,142.00	$6.69	1.26%
Heartland Select Value Fund - Institutional	1,000.00	1,143.50	5.26	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,166.20	6.71	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,167.00	5.32	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,181.00	6.54	1.21
Heartland Value Plus Fund - Institutional	1,000.00	1,182.30	5.36	0.99
Heartland Value Fund - Investor	1,000.00	1,137.70	6.25	1.18
Heartland Value Fund - Institutional	1,000.00	1,139.00	4.88	0.92

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/19	6/30/19	1/1/19 - 6/30/19	1/1/19 - 6/30/19
Heartland Select Value Fund - Investor	$1,000.00	$1,018.55	$6.31	1.26%
Heartland Select Value Fund - Institutional	1,000.00	1,019.89	4.96	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,018.60	6.26	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,019.89	4.96	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,018.79	6.06	1.21
Heartland Value Plus Fund - Institutional	1,000.00	1,019.89	4.96	0.99
Heartland Value Fund - Investor	1,000.00	1,018.94	5.91	1.18
Heartland Value Fund - Institutional	1,000.00	1,020.23	4.61	0.92

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors. com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within 60 days after the end of the period. Copies of the Funds’ previously filed Form NQs are available without charge on the SEC website at http://www.sec.gov. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI, 53202.

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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended, requires that the Funds’ Investment Advisory Agreements be approved annually by the vote of a majority of the Board of Directors who are not parties to the investment advisory agreements or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held on May 14, 2019, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements for the Funds.

As part of the process of approving the continuation of the Investment Advisory Agreements, the Directors reviewed the legal requirements governing their consideration of the advisory agreements and the relevant factors for the Directors to consider, and the Independent Directors met in executive session on May 13, 2019 to discuss the renewal of the Investment Advisory Agreements. The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Directors’ conclusions may be based, in part, on their consideration of these arrangements and information received during the course of the year and in prior years.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of the Funds in comparison to their benchmark indices and a peer group of mutual funds; (3) the management fees and total operating expenses of the Funds, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to the Funds; (5) the extent to which economies of scale may be realized as the Funds grow; and (6) any “fall-out” benefits accruing to the Advisor or its affiliates. As part of this process, the Board of Directors reviewed and considered various materials, including, but not limited to the following:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:

•	A summary of the qualifications and abilities of the Advisor’s professional personnel;

•	A summary of the Advisor’s investment process for the Funds;

•	Information regarding initiatives to improve operations and services;

•	Biographical information regarding the portfolio management teams for the Funds;

•	The Advisor’s Form ADV Part 2A (brochure) and 2B (supplements);

•	Overview of marketing activities;

•	Information regarding the Advisor’s compliance program; and

•	Information regarding trading costs and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	Discussions with management regarding Fund performance and related performance data, including, where applicable, the Advisor’s initiatives to improve performance;

•	A Section 15(c) Report and related materials prepared by FUSE Research Network, LLC (“FUSE”) using Morningstar, Inc. data comparing advisory fees, other expenses, and the performance of each class of each Fund against a peer group of funds consisting of such Fund and certain other open funds classified by FUSE as having a similar investment strategy and a comparable asset level as such Fund (“Expense Group”); and

•	Other comparative information of expenses and performance among each Fund and its corresponding Expense Group, which was customized to include the particular Fund’s peer funds which were in its expense group from the prior provider of 15(c) data in either or both of the prior two years, are still in existence, and have a strategy that falls within the category used by FUSE in the current year.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:

•	A profitability analysis prepared by management;

•	An independent study prepared by FUSE of the profitability of a group of publicly traded advisors;

•	A summary of revenue sharing arrangements that the Advisor has with various financial intermediaries; and

•	A memorandum prepared by management discussing economies of scale and providing additional information regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Funds and the level of services provided to such other clients.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the years ended December 31, 2018 and December 31, 2017;

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiary and independent auditor’s report for the years ended December 31, 2018 and December 31, 2017;

•	Consolidated financial information for Heartland Holdings, Inc. for the first quarter ended March 31, 2019 (unaudited);

•	The Advisor’s historical assets under management for the past ten years;

•	Heartland Holdings’ consolidated financial projections; and

•	The Advisor’s management succession and personnel contingency plan.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the May 14, 2019, meeting and at the executive session on May 13, 2019, and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approving the continuation of the Investment Advisory Agreements.

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In reviewing and discussing this information, the Independent Directors took into account information routinely provided at the Board of Directors’ quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues, and related matters. After considering this information, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by the Advisor are appropriate for the investment objectives and programs of the Select Value Fund, Value Plus Fund, Value Fund, and Mid Cap Value Fund and are appropriate to assure that each Fund’s operations are conducted in compliance with their investment objectives and strategies, and in compliance with applicable laws, rules and regulations.

•	The Advisor provides a high quality of services to the Funds, based upon: (a) the Advisor’s consistent value investment process, which has been in place for 35 years; (b) the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Advisor; (c) the extensive other services provided by the Advisor that benefit the Funds, including compliance services, pricing and risk management services, oversight of service providers and other administrative services, such as the provision of Fund officers and office space; and (d) the overall reputation and capabilities of the Advisor.

•	While the Funds have had periods of underperformance, the Funds had generally seen improved performance in recent years in relation to their benchmark index and peer groups and have good longer term performance. The Directors concluded that the Funds have performed as expected in recent market conditions. The Directors concluded, within the context of their full deliberations, that the investment results that the Advisor had been able to achieve for the Funds were sufficient to support continuation of the Investment Advisory Agreements, as they believe the investment approach of each Fund should produce positive, long term performance for investors.

•	The advisory fees charged to the Funds are fair and reasonable based on the nature, scope, and quality of the services provided to the Funds, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer funds and fees charged by the Advisor to other accounts it manages under similar investment strategies and programs.

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable.

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Investment Advisory Agreements, and the Advisor has used these resources and revenues to manage the operations of the Funds in an effective manner that is beneficial to shareholders.

With regard to economies of scale, the Independent Directors concluded that, given the Funds’ current asset levels, the Funds did not recognize economies of scale during this review cycle. However, they noted that the five basis point fee reduction on net assets greater than $1.0 billion for the Select Value Fund, as well as the expense limitation agreement in place for the Mid Cap Value Fund, represent an appropriate sharing of economies of scales between the Advisor and such Funds at foreseeable asset levels. The Independent Directors also noted that voluntary waivers are in place with respect to the Institutional share class of each Fund and that the Advisor continues to invest in the Funds’ portfolio management and research teams.

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). For example, the Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process, referring to the Advisor’s third party brokerage and research services report. The Advisor also experiences reputational benefits due to its association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

The Independent Directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. They concluded that the information and materials provided addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the Investment Advisory Agreements. All of the factors discussed above were considered separately by the Board of Directors, including the Independent Directors meeting in executive session and as part of the Audit Committee. The factors were viewed in their totality by the Board of Directors, with no single factor being the principal or determinative factor in the Board’s determination to approve the continuation of the Investment Advisory Agreements.

34

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

		Term of office		Number of
	Position(s)	and length	Principal	Heartland Funds	Other
	held with the	of time	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:	Corporation	served(1)	past five years:	Director	held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	4	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Director (part-time), R&R Insurance, since September 2017; Vice President-Capital Markets (part-time), Continental Properties Company, since February 2018; Director (part-time), Continental Properties Company, September 2017 to February 2018; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002 to July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	4	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	4	Trustee, ALPS Series Trust, May 2016 to present (7 mutual funds)

35

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Chief Investment Officer, Heartland Advisors, Inc., January 2013 to December 2017; Director, Heartland Advisors, Inc., since April 2008; President, Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., 1982 to 2012.	4	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 – 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, and Ward D. Armstrong. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of those responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended June 30, 2019.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had two meetings during the twelve months ended June 30, 2019.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

36

DEFINITIONS AND DISCLOSURES (UNAUDITED)

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Active Management: is the use of a human element, such as a single manager, co-managers, or a team of managers, to actively manage a fund’s portfolio. Active managers rely on analytical research, forecasts, and their own judgment and experience in making investment decisions on what securities to buy, hold, and sell.

Book Value: is the sum of all of a company’s assets, minus its liabilities.

Bottom-up: is an investment approach that de-emphasizes the significance of economic and market cycles. This approach focuses on the analysis of individual stocks and the investor focuses his or her attention on a specific company rather than on the industry in which that company operates or on the economy as a whole.

Buyback: the repurchase of outstanding shares (repurchase) by a company in order to reduce the number of shares on the market.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): measures a company’s financial performance. It is used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Earnings Per Share: is the portion of a company’s profit allocated to each outstanding share of common stock.

Earnings Yield: is the reciprocal of the price to earnings ratio.

Enterprise Value (EV): is the entire economic value of a company.

Free Cash Flow: is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Free Cash Flow/Enterprise Value Yield: (AKA free cash flow yield) is calculated as the amount of cash a company has after expenses, debt service, capital expenditures, and dividends divided by its current enterprise value.

Insider Buying: is the purchase of a company’s stock by individual directors, executives or other employees.

Net Debt/Total Capital Ratio: of a stock is calculated as a company’s interest-bearing liabilities minus cash or cash equivalents divided by its total capital, which is represented by the company’s debt and shareholders’ equity, and includes common stock, preferred stock, minority interest and net debt.

Net Interest Margin: is a performance metric that examines how successful a firm’s investment decisions are compared to its debt situations. A negative value denotes that the firm did not make an optimal decision, because interest expenses were greater than the amount of returns generated by investments.

Price/Book Ratio: of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow: represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio: of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Price/Sales Ratio: is calculated by dividing a stock’s current price by its revenue per share for the trailing 12 months.

Real Estate Investment Trust (REIT): is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Russell 2000® Value Index: measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index: measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Midcap® Value Index: measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

S&P 500 Index: is an index of 500 U.S. stocks chosen for market size, liquidity, and industry group representation and is a widely used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indices. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2019 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

37

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s

10 Principles of Value Investing TM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF006482/0820

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced in Item 2 was filed as Exhibit 13(a)(1) to Registrant’s Certified Shareholder Report on form N-CSR on February 20, 2019 and is incorporated herein by reference.

(a)(2)	A separate certification for the registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 19, 2019

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 19, 2019